UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) the Securities Exchange Act of 1934

Date of Report: July 24, 2003

INSIGHT ENTERPRISES, INC

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Incorporated
Exhibit		by Reference to/
Number	Description	Filed Herewith

99.1	Press release dated July 24, 2003	Filed herewith

Item 9. Regulation FD Disclosure

(Information is being furnished under Item 12, Results of Operations and Financial Condition)

On July 24, 2003, Insight Enterprises, Inc. announced by press release its earnings for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: July 24, 2003	By:	/s/ Stanley Laybourne

Stanley Laybourne Executive Vice President, Chief Financial Officer and Treasurer